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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)         January 29, 1997
                                                         ----------------

                           WSFS FINANCIAL CORPORATION
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



    Delaware                      0-16668                       22-2866913
---------------           ------------------------         ---------------------
(State or Other           (Commission File Number)           (I.R.S. Employer
Jurisdiction of                                            dentification Number)
Incorporation)


838 Market Street, Wilmington, Delaware                              19899
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:       (302) 792-6000
                                                          --------------














                            Total number of pages 3.


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Item 5.  Other Events


    On January 29, 1997, the registrant announced that it has substantially completed its previously announced 10% stock repurchase plan approved by the Board of Directors on October 24, 1996.
















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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         WSFS Financial Corporation


Date:  January 30, 1997                  /s/   MARVIN N. SCHOENHALS
                                         -------------------------------------
                                                  Marvin N. Schoenhals
                                         President and Chief Executive Officer